Exhibit 10.7

(English Translation)

Labor Contract

I.

The Parties to the Contract

Party A (Company)	Name
Representative
Address
Tel

Party B (Employee)	Name
Home Address
Tel
I.D. No.

II.

Term of Contract

1.

This labor contract is fixed-term contract.  The term of this contract is from ____ to ________.

2.

This labor contract is unfixed-term contract.  The term of this contract is from ____.

3.

This labor contract is for project completion.  Both parties reach the agreements as follows:

_________________________________________________________________________.

4.

The probationary period ___ months from ____ to ________.

III.

Content and Place of the Work

5.

Party B’s position is ________, and he will complete the work duty according to the Party A’s requirements.  The work content is _____________.

6.

The work place of Party B is _____________________.

7.

The duties of Party B is _________________________.

IV.

Work Time and Vocation

8.

Party A will implement _____________ work time for Party B.

a. fixed work time;

b. hourly work time;

c. non-fixed work time.

9.

If Party B needs to work overtime due to production requirements, Party A shall extend the working hours as necessary and compliance with the relevant government provisions.

10.

The vocation excluding the national holidays that Party B may enjoy are as follows:

_________________________________________________________________________

V.

Employment Compensation

11.

Party A will pay the cash to Party B as the monthly salary.  The payment day of salary is ________.

12.

The salary of Party B is RMB____________ per month.

13.

The specific method of payment is as follow:

________________________________________________________________________

VI.

Employment Compensation

14.

Party A and Party B both assume their respective payment obligations according to the provisions relating to social insurance such as pension, unemployment and medical insurance required by national and local laws, policies and regulations;

15.

Party A shall withhold and pay the amount of Party B’s required benefit payment to the local social security authorities.

VII.

Employment Protection and Working Conditions

16.

Party A shall provide Party B with working environment in compliance with the nationally required safety and hygiene conditions, and ensure the physical safety of Party B and that Party B works in an environment which is not hazardous to his or her health.

17.

When Party B works for Party A, Party A shall provide Party B with any protective equipment necessary to insure Party B’s safety, depending upon the actual working conditions of Party B.

18.

Party B shall strictly comply with the labor safety rules.

19.

If Party B has occupational disease or is work-related injured or dead, Party A shall provide the relevant treatment according to the national and local regulations.

VIII.

Rescind, Termination and Renewal of the Contract

20.

Party A and Party B may rescind or terminate the labor contract according to the Labor Contract Law unilaterally.

21.

Party B shall complete the handover procedure before _________.  Party A will pay the severance and issue the certificate of termination to Party B.

IX.

Liability of Breach and Liquidated Damages

22.

If Party A provides the training for Party B, the service period and liquidated damages are as follows:

__________________________________________________________________________________________________________________________________________________

23.

If Party B is the senior officer of Party A, the confidentiality and non-competition agreement are as follows:

__________________________________________________________________________________________________________________________________________________

X.

Dispute Resolution

24.

When any dispute arises regarding the provisions of the contract, both parties shall settled by consultation first; if no agreement is reached, any party may apply for arbitration with the competent labor dispute settlement arbitration committee.  If any party does not accept the arbitration, a lawsuit may be filed with the competent people’s court.

XI.

Miscellaneous

25.

Any issued not covered in this contract will be implemented according to the national and local laws and regulations.

26.

Any conflicts between the contract and laws, laws shall prevail.

27.

Both parties understand the provisions herein.

28.

The Contract shall be effective upon Party B’s commencement of work for Party A.  The Contract shall be executed in two copies with Party A and Party B holding one copy each.

Corporate Seal of Party A	Signature or Seal of Party B
Date	Date

Renewal of Labor Contract

Through the negotiation between both parties, both parties agree to renew the labor contract.

1.

This labor contract is fixed-term contract.  The term of this contract is from ____ to ________.

2.

This labor contract is unfixed-term contract.  The term of this contract is from ____.

Corporate Seal of Party A	Signature or Seal of Party B
Date	Date

Change of Labor Contract

Through the negotiation between both parties, both parties agree to change the labor contract as follows:

Corporate Seal of Party A	Signature or Seal of Party B
Date	Date